Convertible Redeemable Preferred Stock-Series A	12 Months Ended
Jan. 28, 2012
Convertible Redeemable Preferred Stock-Series A

10. Convertible Redeemable Preferred Stock—Series A

Under its Certificate of Incorporation, the Company is authorized to issue 45,000 shares of undesignated Preferred Stock. In April 2007, the Board of Directors designated 35,000 preferred shares as Convertible Redeemable Preferred Stock—Series A, par value $0.01 per share, all of which were outstanding through February 25, 2010. The recipients of the Preferred Stock simultaneously purchased a portion of the Company’s common stock directly from the common shareholders and then exchanged such common stock for Preferred Stock. Accordingly, to properly record the redemption amount of the Preferred Stock (“Face Amount”) at that time, a distribution in excess of capital was recorded. Distributions in excess of capital primarily represent deemed dividends recorded to properly reflect the redemption value of Preferred Stock. Distributions in excess of capital was charged with these deemed dividends as the Company did not have sufficient retained earnings or additional paid in capital at the time of issuance. Upon conversion of the Preferred Stock to common stock, the redemption value of Preferred Stock was treated as contributed capital, which eliminated the distributions in excess of capital and establish additional paid in capital.

The Convertible Redeemable Preferred Stock—Series A had the following rights and privileges:

•	Dividend—The Preferred Stock accrued cash dividends effective each January 1, whether declared or not, at a rate of 12% per year of the original issue price of the Preferred Stock. In the event that certain earnings before income tax, depreciation and amortization (“EBITDA”) thresholds were met in the calendar year 2007, the dividend rate was to be substituted by 15% or 10%, as appropriate in accordance with the Certificate of Designation governing the Preferred Stock. The Company accrued the required dividends, at the dividend rate of 10% having met the conditions under the Certificate of Designation to use such rate, throughout the year and had considered it when estimating the redemption value of the Preferred Stock at each reporting period in the accompanying consolidated balance sheets. The Preferred Stock could also participate in dividends on common stock, if declared.

•	Voting—The holders of the Preferred Stock voted on an as-converted basis together with the holders of the Company’s common stock as a single class, except with respect to any increase or decrease in the authorized shares of common stock, as to which the holders of the Preferred Stock had no right to vote.

•	Liquidation—Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or the consummation of any Change of Control Transaction (as defined in the Certificate of Designations governing the Preferred Stock) each holder of outstanding shares of Preferred Stock was entitled to receive an amount equal to the greater of (i) $571.43 per share plus all accumulated but unpaid dividends and (ii) the amount that would be distributed or payable in respect of the number of shares of common stock issuable upon conversion of the Preferred Stock if such conversion occurred immediately prior to such liquidation event or change of control transaction.

•	Conversion and redemption feature—The Preferred Stock is convertible into equal number of shares of common stock (adjusted for any stock split) or was mandatorily convertible into common stock upon a Qualified IPO as defined in the Certificate of Designation governing the Preferred Stock. Given that the redemption feature was outside the Company’s control, the Preferred Stock was reflected in the consolidated balance sheets as temporary equity for the period it was outstanding. Upon voluntary or mandatory conversion of the Preferred Stock to common stock all accrued and unpaid dividends were to be deemed automatically satisfied and extinguished without any adjustment to the conversion price or any increase in the number of shares of common stock into which the Preferred Stock was convertible in respect of such accrued but unpaid dividends. The redemption price was the greater of the face amount of the Preferred Stock plus all accrued and unpaid dividends (“Base Amount”) or the fair market value of the Preferred Stock. The Company was required to record the Preferred Stock at its estimated fair market value if determined that the fair market value exceeded the Base Amount. For accounting purposes, the Company has elected to adjust the carrying value of Preferred Stock to equal the redemption value at the end of each reporting period. The increase in redemption value was recorded as a reduction to retained earnings or, in the absence of retained earnings, paid in capital.

The fair value of the Company’s Preferred Stock was estimated using Level 3 inputs. At January 30, 2010, the estimated fair value totaled $85.9 million, exceeding the Base Amount. The fair value was based on the purchase price paid by CCMP upon purchase of approximately 84% of the underlying common shares (into which the shares of Preferred Stock were converted to in February 2010), as further supported by an independent valuation. Accordingly, the Preferred Stock was recorded at its estimated redemption value of $85.9 million, which took into consideration the accrued dividends of $5.6 million. At January 31, 2009, the estimated fair market value of the Preferred Stock, based on an independent valuation, was determined to be less than the Base Amount. Accordingly, the face amount of the Preferred Stock of $20.0 million plus the accrued dividends of $3.6 million appropriately reflected the redemption value of the Preferred Stock at January 31, 2009.

On February 26, 2010, the holders of Preferred Stock exercised their right to convert all of the outstanding Preferred Stock into 14.0 million shares of common stock in connection with the acquisition by CCMP of approximately 84% of the Company’s outstanding shares. Thus, there were no outstanding shares of Preferred Stock subsequent to February 26, 2010.